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                                                                   Exhibit 10.26


                         Freedom Securities Corporation

                Freedom Securities 1998 Long-Term Incentive Plan




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                         Freedom Securities Corporation

                Freedom Securities 1998 Long-Term Incentive Plan

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SECTION      CONTENTS                                                     PAGE

             Purpose and Definitions

             Administration

             Stock Subject to Plan

             Eligibility

             Stock Options

             Stock Appreciation Rights

             Restricted Stock and Restricted
             Stock Units

             Long-Term Performance Awards

             Code Section 162(m) Provisions

             Change-in-Control Provisions

             Amendments and Termination

             Unfunded Status of Plan

             General Provisions

             Effective Date of Plan

             Term of Plan


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                         Freedom Securities Corporation
                Freedom Securities 1998 Long-Term Incentive Plan

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SECTION 1. PURPOSE AND DEFINITIONS.

The name of this plan is the Freedom Securities 1998 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan is to enable employees of Freedom Securities Corporation (the "Corporation" or the "Company") to (i) own shares of stock in the Corporation, (ii) participate in the shareholder value which has been created, (iii) have a mutuality of interest with other shareholders and
(iv) enable the Corporation to attract, retain and motivate key employees.

For the purposes of the Plan, the following terms shall be defined as set forth below.

a. "Affiliate" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of 10 percent or more.

b. "Award" shall mean a grant of a Stock Option; Stock Appreciation Right both in tandem and free-standing; Restricted Stock, Restricted Stock Units; and/or Long-Term Performance Awards.

c. "Board" means the Board of Directors of the Corporation.

d. "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Corporation.

e. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

f. "Committee" means the Committee referred to in Section 2 of the Plan. If the Company's shares are registered for and traded on a public stock exchange ("The Exchange") and at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board. If the Company is private and its shares are not registered for public trading, the Company's Board of Directors or individual or individuals so designated by the Board shall function as the Committee.

g. "Company" or "Corporation" means Freedom Securities Corporation, a corporation organized under the laws of the State of Delaware or any successor organization, and its Subsidiaries and Affiliates.

h. "Disability" shall be determined by the Committee, in its sole discretion, on the basis of such medical evidence as it may reasonably require, that the Participant is totally incapable of performing his assigned duties with the Company and is therefore unable to continue in the employ of the Company by reason of his sickness or disability (whether mental or physical)



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                         Freedom Securities Corporation
                Freedom Securities 1998 Long-Term Incentive Plan

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which is causing such total incapacity; provided, however, that with respect to an exercise period applicable to an Incentive Stock Option, the definition of disability contained in Section 22(e)(3) of the Code, or its successor, shall apply.

i. "Early Retirement" means retirement, with consent of the Committee, of a Participant who at the time of retirement has attained age 55 and has completed 10 years of continuous Company service, or as otherwise determined by the Committee in its sole discretion.

j. "Fair Market Value" means, as of any given date, the mean of the highest and lowest quoted selling prices of the stock on the Exchange on which the Company's shares are listed for trading (consolidated trading) or, if no such sale occurs on the Exchange on such date or the Company is private, the fair market value of the Stock as determined by the Committee in good faith based on the best available facts and circumstances at the time.

k. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

l. "Insider" means a Participant who is subject to the requirements of the Rules (as defined below).

m. "Long-Term Performance Award" or "Long-Term Award" means an award made pursuant to Section 8 below that is payable in cash and/or Stock (including Restricted Stock) in accordance with the terms of the grant, based on Corporation, business unit and/or individual performance over a period of at least two years.

n. "Non-Employee Director" shall have the meaning set forth in Rule 16b as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act") or an successor definition adopted by the Securities and Exchange Commission.

o. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

p. "Normal Retirement" means retirement of a Participant who at the time of retirement has attained age 62 and has completed 10 years of continuous Company service, or as otherwise determined by the Committee in its sole discretion.

q. "Participant" means an employee to whom an Award is granted pursuant to the Plan.

r. "Plan" means the Freedom Securities 1997 Long-Term Incentive Plan, as herein set forth and as hereafter amended from time to time.



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                         Freedom Securities Corporation
                Freedom Securities 1998 Long-Term Incentive Plan

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s. "Restricted Stock" or "Restricted Stock Units" means an award of shares of
Stock or an award of Stock Units, respectively, that is subject to restrictions pursuant to Section 7 below.

t. "Retirement" means Normal or Early Retirement.

u. "Rules" means Section 16 of the Exchange Act and the regulations promulgated thereunder.

v. "Securities Broker" means the registered securities broker acceptable to the Corporation who agrees to effect the cashless exercise of an Option pursuant to
Section 5(m) hereof.

w. "Stock" means the Common Stock $0.01 par value per share, of the Corporation.

x. "Stock Appreciation Right" or "SAR" means the right, whether granted as free standing, granted in tandem with a stock option granted pursuant to Section 6 below, or granted on a limited basis, to surrender to the Corporation all (or a portion) of a that right in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such SAR (or such portion thereof) is surrendered, of the shares of Stock covered by such SAR (or such portion thereof), and (ii) the aggregate exercise price of such SAR (or such portion thereof).

y. "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to
Section 5 below.

z. "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

In addition, the terms "Change-in-Control," "Potential Change-in-Control" and "Change-in-Control Price" shall have meanings set forth, respectively, in Sections 10(b), (c) and (d) below.

SECTION 2. ADMINISTRATION

The Plan shall be administered by a Committee. The Committee shall be selected by the Board, and shall consist of two or more members of the Board. If the shares of Company stock are registered for trading on the Exchange, it is intended that the directors appointed to serve on the Committee shall qualify
(i) as "non-employee directors" (within the meaning of Rule 16b), as "outside directors" (within the meaning of Code section 162(m) and the regulations thereunder), and (iii) under any similar statute or rule; in each case to the extent applicable. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.



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                         Freedom Securities Corporation
                Freedom Securities 1998 Long-Term Incentive Plan

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The Committee shall have the authority to grant to eligible employees, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, whether granted as free standing, in tandem with a Stock Option, or on a limited basis; (iii) Restricted Stock and Restricted Stock Units, and/or (iv) Long Term Performance Awards.

In particular, the Committee shall have the authority:

(i) to select the officers and other key employees of the Company to whom Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units, and Long Term Performance Awards may from time to time be granted hereunder;

(ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units, and Long-Term Performance Awards, or any combination thereof, are to be granted hereunder,

(iii) to determine the number of shares to be covered by each such award granted hereunder,

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder: including, but not limited to establishing: the share price; any restriction or limitation; any vesting schedule or acceleration thereof; forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto; or any performance criteria relating to a performance award, all based on such factors as the Committee shall determine, in its sole discretion;

(v) to determine whether and under what circumstances a Stock Option may be settled in cash or stock, including Restricted Stock under Section 5(l);

(vi) to determine whether and under what circumstances a Stock Option may be exercised without a payment of cash under Section 5(m); and

(vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan Participants. To the full extent



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                         Freedom Securities Corporation

                Freedom Securities 1998 Long-Term Incentive Plan

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permitted by law, (i) no member of the Committee shall be liable for any action or determination taken or make in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Committee shall be entitled to indemnification by the Company with regard to such actions.

SECTION 3. STOCK SUBJECT TO THE PLAN

(a) STOCK SUBJECT TO THE PLAN. Subject to subsection (b) (relating to adjustments upon changes in corporate structure), as of any date, the total number of shares of Stock with respect to which Awards may be granted under the Plan shall equal:

(i) 2,288,911 shares, any or all of which may be granted as Incentive Stock Options;

(ii) reduced by the sum (without duplication) of: the number of shares of Stock subject to outstanding Awards; the number of shares of Stock in respect of which Awards have been exercised; and the number of shares of Stock issued without forfeiture or similar restrictions or issued with forfeiture or similar restrictions which have lapsed;

(iii) the number of shares of stock delivered or withheld (or deliverable or required to be withheld as a condition of exercise of an Award) in payment of the exercise price, purchase price, or tax withholding requirements of an Award granted under the Plan or under any other employee benefit plan of the Company.

Pursuant to the foregoing formula, shares of stock subject to previously granted Awards that have expired, terminated, been canceled or forfeited for any reason (other than by reason of exercise or vesting) shall be subject to regrant under Awards. The maximum number of stock options, stock appreciation rights, or shares of restricted stock that can be granted to the Chairman, Chief Executive Officer, or any one Participant in any one plan year is 250,000.

(b) OTHER ADJUSTMENT. In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan and in the number and price of shares subject to other Awards made under the Plan, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.


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                         Freedom Securities Corporation
                Freedom Securities 1998 Long-Term Incentive Plan

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SECTION 4. ELIGIBILITY

Officers and other employees of the Company who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan, except that Participants who are employees of Affiliates may not be granted Incentive Stock Options.

SECTION 5. STOCK OPTIONS

Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Anything in the Plan to the contrary notwithstanding, once granted, no Incentive Stock Option's term shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
Section 422.

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and for Non-Qualified Stock Options, such price shall not be less than 85% of the Fair Market Value and for Incentive Stock Options, shall be not less than 100% of the Fair Market Value of the Stock on the day of grant. However, any Incentive Stock Option granted to any optionee who, at the time the option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a parent or a Subsidiary corporation, shall have an exercise price of no less than 110% of Fair Market Value per share on date of the grant.



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                         Freedom Securities Corporation
                Freedom Securities 1998 Long-Term Incentive Plan

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(b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable for a period of more than ten years from the date the Option is granted. However, any option granted to any optionee who, at the time the option is granted owns more than 10% of the voting power of all classes of Stock of the Company or of a Parent or Subsidiary corporation may not have a term of more than five years from date of grant. No option may be exercised by any person after expiration of the term of the option.

(c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, in its sole discretion, at or after grant, provided, however, that, except as provided in Section 5(g) and Section 9, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable during the six months following the date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments (providing that there are no accounting or other restrictions to the contrary), the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion. However, if the corporation's stock is registered for trading on an Exchange, no option may become exercisable during a period of less than six (6) months from date of grant.

(d) METHOD OF EXERCISE. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time and from time to time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as determined by the Committee, in its sole discretion at or after grant. Payment in full or in part may also be made in the form of Stock already owned by the optionee or, which in the case of shares acquired through the exercise of a Stock Option or from the lapsing of restrictions on Restricted Shares subject to an award hereunder, shares held by the optionee for a period of not less than six (6) months from the date of option exercise or lapsing of restrictions so that the exercise does not constitute a pyramid exercise. In the case of shares acquired through the exercise of an Incentive Stock Option, the right to make a payment in the form of already owned shares must have been authorized at the time the option was granted. Such exchange shall be based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee, in its sole discretion.

The Committee, in its sole discretion, may at the time of grant or such later time as it determines, permit payment of the option exercise price of a Non-Qualified Stock Option to be made in whole or in part in the form of Restricted Stock on which the restrictions have not



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lapsed. If such payment is permitted, then such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise, shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

No shares of Stock shall be issued until full payment therefore has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 12(a).

(e) REPLACEMENT OPTIONS. If an Option granted pursuant to the Plan may be exercised by an optionee by means of a stock-for-stock swap method of exercise as provided in 5(d) above, then the Committee may, in its sole discretion, at the time of the original option grant or at such subsequent time during the term of such option as the Committee, in its sole discretion, shall deem appropriate, authorized the Participant to automatically receive a replacement option pursuant to this part of the Plan. This replacement option shall cover a number of shares determined by the Committee, but in no event more than the number of shares equal to the difference between the number of shares covered by the original option exercised and the net shares received by the Participant from such exercise, plus any shares withheld by the Company to satisfy mandatory withholding requirements. The exercise price of the replacement option shall equal the then current Fair Market Value, and have a term extending to the expiration date of the original Option.

The Committee shall have the right, in its sole discretion, and at any time, to discontinue the automatic grant of replacement options if it determines the continuance of such grants to no longer be in the best interest of the Company or to set forth such terms and conditions it deems in its sole discretion to be appropriate for the awarding of a Replacement Option, such as a requirement that the Participant retain shares obtained form the exercise of a Stock Option for a designated period of time..

(f) NON-TRANSFERABILITY OF OPTIONS. Except as otherwise determined by the Committee in its sole discretion, no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

(g) TERMINATION BY REASON OF DEATH. Subject to Section 5(k). if an optionee's employment by the Corporation or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may, thereafter, by exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of



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                         Freedom Securities Corporation
                Freedom Securities 1998 Long-Term Incentive Plan

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one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h) TERMINATION BY REASON OF DISABILITY. Subject to Section 5(k), if an optionee's employment by the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of two years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such two year period (or such shorter period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall, at the sole discretion of the Committee, thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(i) TERMINATION BY REASON OF RETIREMENT. Subject to Section 5(j), if an optionee's employment by the Corporation terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of two years (or such shorter period as Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such two year period, any unexercised Stock Option held by such optionee shall, at the sole discretion of the Committee, thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(j) OTHER TERMINATION. Unless otherwise determined by the Committee at or after grant, if an optionee's employment by the Corporation terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months or the balance of such



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                         Freedom Securities Corporation
                Freedom Securities 1998 Long-Term Incentive Plan

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Stock Option's term if the optionee is involuntarily terminated by the Company for reasons other than Cause.

(k) INCENTIVE STOCK OPTION LIMITATIONS. To the extent required for "Incentive Stock Option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company (within the meaning of Section 424 of the Code) after 1986 shall not exceed $100,000.

To the extent (if any) permitted under Section 422 of the Code, if (i) a Participant's employment with the Company is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post termination period specified under
Section 5(g), (h) or (i), applied without regard to this Section 5(k), is greater than the portion of such option that is exercisable as an "Incentive Stock Option" during such post termination period under Section 422, such post-termination period shall automatically be extended (but not beyond the original option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option. The Committee is also authorized to provide at grant for a similar extension of the post termination exercise period in the event of a Change Control.

(l) CASH-OUT OF OPTION: SETTLEMENT OF SPREAD VALUE IN RESTRICTED STOCK. On receipt of written notice to exercise, the Committee may, in it sole discretion, elect to cash out all or part of the portion of the option(s) to be exercised by paying the optionee an amount, in cash or Stock equal to the excess of the Fair Market Value of the Stock over the option price (the "Spread Value") on the effective date of such cashout.

In addition, if the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the Spread Value of an exercised option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

(m) CASHLESS EXERCISE. To the extent permitted under the applicable laws and regulations under Section 16 of the Exchange Act, as amended, and the Rules promulgated thereunder, and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the securities broker instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.



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                         Freedom Securities Corporation
                Freedom Securities 1998 Long-Term Incentive Plan

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SECTION 6. STOCK APPRECIATION RIGHTS

(a) GRANT AND EXERCISE. Awards may be granted in the form of Stock Appreciation Rights ("SARs"). SARs may be granted in tandem with all or part of a portion of a related stock option under the Plan ("Tandem SARs"), granted separately ("Freestanding SARs"), or granted on a limited basis ("Limited SARs"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

(b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not become exercisable for a period of six months from its date of grant.

Upon the exercise of a Tandem Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock on the date of the exercise over the option price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

Tandem Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5 of the Plan.

Upon the exercise of a Tandem Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the



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                         Freedom Securities Corporation
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Committee, in its sole discretion, at the time of grant, a Stock Appreciation
Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

A Tandem Stock Appreciation Right may be exercised by an optionee, in accordance with Section 6(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b), and Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

A Tandem Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Incentive Stock Option.

(ii) FREESTANDING STOCK APPRECIATION RIGHTS. Freestanding SARs shall be exercisable only at such time or times as set forth in the SAR grant agreement. Upon the exercise of a Freestanding SAR, a Participant shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal to the excess of the Fair Market Value of one share of Stock on the date of the of the exercise over the price specified in the SAR grant agreement, multiplied by the number of shares in respect of which the SAR shall have been exercised, with the Committee having the right to determine the form of payment.

(iii) LIMITED STOCK APPRECIATION RIGHTS. The Committee in its sole discretion may grant, at the time of the grant of a Stock Option under Section 5, a Tandem Stock Appreciation Right that is a Limited Stock Appreciation Right in that it can be exercised only in the event of a Change-in-Control and/or a Potential Change-in-Control, subject to such terms and conditions as the Committee may specify at grant.

The Committee, in its sole discretion, may also provide that, in the event of a Change-in-Control and/or a Potential Change-in-Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change-in-Control Price, subject to such terms and conditions as the Committee may specify at grant.

SECTION 7. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a) ADMINISTRATION. Shares of Restricted Stock or Restricted Stock Units may be issued either alone or in tandem with other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and its subsidiaries and affiliates to whom, and the time or times at which, grants of Restricted Stock and/or Restricted Stock Units will be



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made, the number of shares or share equivalents to be granted as units to be awarded, the price (if any) to be paid by the recipient of Restricted Stock or Restricted Stock Unit (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

The provisions of Restricted Stock and Restricted Stock Unit awards need not be the same with respect to each recipient.

(b) AWARDS AND CERTIFICATES. The prospective recipient of a Restricted Stock or Restricted Stock Unit award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(i) The purchase price for shares of Restricted Stock shall be equal to or less than their par value and may be zero.

(ii) Awards of Restricted Stock or Restricted Stock Units must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing the applicable agreement and paying whatever price (if any) is required under Section 7(b)(i).

(iii) Each Participant receiving an Award under this Section 7 shall receive either a certificate or agreement evidencing such award in respect of such shares of Restricted Stock or Restricted Stock Units, as applicable. Certificates evidencing Restricted Stock Awards shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

"The transferability of this Restricted Stock certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Freedom Securities Corporation 1997 Long-Term Incentive Plan and an Agreement entered into between the registered owner and Freedom Securities Corporation. Copies of such Plan and Agreement are available at Freedom Securities Corporation, One World Financial Center, New York, New York 10281, Attention: Kevin J. McKay."

(iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a



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condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

(c) RESTRICTIONS AND CONDITIONS. The shares of Restricted Stock and/or Restricted Stock Units awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

(ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends, or dividend equivalents with respect to Restricted Stock Units, to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock to the extent shares are available under
Section 3, and/or Restricted Stock Units.

(iii) Subject to the applicable provisions of the award agreement and this
Section 7, upon termination of a Participant's employment with the Company for any reason during the Restriction Period, all shares or share units still subject to restriction shall be forfeited by the Participant.

(iv) In the event of hardship or other special circumstances of a Participant whose employment with the Company is involuntarily terminated (other than for Cause), the Committee may, in it sole discretion, waive in whole or in part any or all remaining restrictions with respect to any Award granted pursuant to this
Section 7, based on such factors as the Committee may deem appropriate.

(v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.



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SECTION 8. LONG-TERM PERFORMANCE AWARDS

(a) AWARDS AND ADMINISTRATION. Long-Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of the performance period (the "Performance Period") for each Long-Term Performance Award, which shall be at least two years (subject to Section 10 below), and shall determine the performance objectives to be used in valuing Long-Term Performance Awards and determining the extent to which such Long-Term Performance Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Company, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and Participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and/or different performance factors and criteria

At the beginning of each Performance Period, the Committee shall determine for each Long-Term Performance Award subject to such Performance period the range of dollar values or number of shares of Stock to be awarded to the Participant at the end of the performance Period if and to the extent that the relevant measure(s) of performance for such Long-Term Performance Award is (are) met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion.

(b) ADJUSTMENT OF AWARDS. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long-Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long-Term Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship.

(c) TERMINATION OF EMPLOYMENT. Subject to Section 10 below and unless otherwise provided in the applicable award agreement(s), if a Participant terminates employment with the Corporation during a Performance Period because of death, Disability or Retirement, such Participant shall be entitled to a payment with respect to each outstanding Long-Term Performance Award at the end of the applicable Performance Period:

(i) based, to the extent relevant under the terms of the award, upon the Participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the applicable business unit(s) for the entire Performance Period, and



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(ii) prorated, where deemed appropriate by the Committee, for the portion of the
Performance Period during which the Participant was employed by the Corporation, all as determined by the Committee, in its sole discretion.

However, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

Subject to Section 10 below, if a Participant terminates employment with the Company during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long-Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine, in its sole discretion.

(d) FORM OF PAYMENT. The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant Performance Period, all as the Committee shall determine at or after grant. If and to the extent a Long-Term Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Long-Term Performance Award not paid in Stock shall again become available for award under the Plan.

Section 9. PROVISIONS APPLICABLE TO CODE SECTION 162(M) PARTICIPANTS.

If the shares of Company Stock are registered on the Exchange, this Section 9 shall apply.

(a) DESIGNATION OF PARTICIPANTS AND GOALS. Within 90 days after the start of each fiscal year (or by such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall in writing: (i) designate the Participants for whom the grant of Awards shall be subject to this Section 9;
(ii) select the performance goal or goals applicable to the fiscal year or years included within the performance period; (iii) establish the number or amount of Awards that may be earned for such year or such years within a performance period by each such Participant; (iv) specify the relationship between performance goals and the amount or number of Awards to be earned by each such Participant for such year or period; and (v) the method for computing the amount or number of such Awards if the performance goals are attained.

The Committee may specify that the amount or number of Awards will be earned if the applicable target is achieved for one goal or for any one of a number of goals for a fiscal year or years within a performance period. The Committee may also provide that the amount of number of Awards for a given fiscal year or years within a performance period will be based upon different levels of achievement for the applicable performance targets.



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(b) PERFORMANCE CRITERIA. For the purposes of this Section 9, performance goals shall be limited to one or more of the following: (i) future economic value per share of Common Stock; (ii) earnings per share, as it may apply to the Company, its subsidiaries, or affiliates; (iii) return on average common equity; (iv) pre-tax income; (v) pre-tax operating income; (vi) net revenue; (vii) net income; (viii) profits before taxes; (ix) book value per share; (x) stock price; and (xi) earnings available to common stockholders.

(c) ANNUAL PAYMENT. Following the completion of each fiscal year or completion of a performance period, the Committee shall certify in writing whether the applicable performance goals have been achieved for such year or performance period and the amount or number of Awards payable to a Participant for such fiscal year or performance period. The amounts due to a Participant to whom this
Section 9 applies will be paid following the end of the applicable fiscal year or performance period after such certification by the Committee. In determining the amount due to a Participant for a given fiscal year of performance period, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the year.

(d) RESTRICTIONS. The maximum value a Participant may receive in any calendar year under this Section 9 will be $2 million multipled by the number of years in the relevant measuring period but in no event more than $5 million. Anything in this Section 9 to the contrary notwithstanding, the maximum annual amount that may be paid to a Participant under the Plan for (i) the fiscal year in which the Plan is implemented shall equal no more than $2 million; and (ii) each subsequent fiscal year shall equal 110% for such maximum amount for the preceding fiscal year; provided that the maximum annual amount determined under this Section 9 shall be determined without regard to the value of any stock options granted to a Participant under the Plan.

e. ADJUSTMENT FOR NON-RECURRING ITEMS. Notwithstanding anything herein to the contrary, if the Company's financial performance is affected by any event that is of a non-recurring nature, the Committee in its sole discretionary make such adjustments in the financial criteria as it shall determine to be equitable and appropriate in order to make the calculations of Awards, as nearly as practicable, equivalent to the calculation that would have been made without regard to such event. In the event of a significant change of the business or assets of the Company under circumstances involving an acquisition or merger, consolidation or similar transaction, the Committee shall, in good faith, recommend to the Board for approval such revisions to the financial criteria and other terms and conditions used in calculating Awards for the then current Plan Year as it reasonably deems appropriate in light of any such change.



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f. REPEAL OF SECTION 162(m). Without further action by the Board, the provisions of this Section 9 shall cease to apply on the effective date of the repeal of
Section 162(m) of the Code (and any successor provision thereto).


SECTION 10. CHANGE IN CONTROL PROVISIONS

(a) IMPACT OF EVENT. In the event of

(1) "Change in Control" as defined in Section 10(b), unless otherwise determined by the Committee at or after grant, but prior to the occurrence of such Change in Control, the following acceleration and valuation provisions, if provided for by the Committee at or after the time of grant but prior to the occurrence of a Change of Control, shall apply:

(i) Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested which have been held for at least six months from the date of grant, shall become fully vested and exercisable.

(ii) The restrictions applicable to any Restricted Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested.

(iii) The value of all outstanding Stock Options, Stock Appreciation Rights and Restricted Stock awards shall, unless otherwise determined by the Committee at or after grant, be cashed out on the basis of the "Change in Control Price" as defined in Section 10(d) as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

(iv) Any outstanding Long-Term Performance Awards shall be vested and paid out based on the prorated target results for the Performance Periods in question, unless the Committee provides at or after grant and prior to the Change in Control event, for a different payment.

(b) DEFINITION OF "CHANGE IN CONTROL." For purposes of Section 10(a), a "Change in Control" means the happening of any of the following:

(i) When any "person," as such term is used in Sections 13(d) and 14(d)of the Exchange Act, (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as trustee) who is not the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 20 percent or more of the combined voting power of the Company's outstanding securities at the date of the adoption of this Plan becomes such a beneficial owner without the consent of a majority of the Board;



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(ii) The occurrence of any transactions or event relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of the Exchange Act;

(iii) When, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least a majority of the directors who were directors at the beginning of such period (either actually or by prior operation of this Section 10(b) (iii); or

(iv) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company through purchase of assets, or by merger, or otherwise.

(c) CHANGE IN CONTROL PRICE. For purposes of this Section 10, "Change in Control Price" means, as of any given date, the highest sales price per share paid or offered in any bona fide transaction related to a Change in Control of the Company as determined by the Committee.

(d) COMPLIANCE WITH SECTION 280G. No payment shall be made under this Section 10 which, when aggregated with other payments made to the employee, would, as determined by such person(s) as the Committee shall irrevocably designate at or prior to a Change in Control, result in an excess parachute payment for which the Company, would not receive a Federal income tax deduction by reason of
Section 280G of the Code.

SECTION 11. AMENDMENTS AND TERMINATION

The Committee may amend, alter, or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or Participant with respect to a Stock Option, Stock Appreciation Right, Restricted Stock or Long-Term Performance Award which has been granted under the Plan, without the optionee's or Participant's consent, or which, without the approval of the Company's stockholders, would:

(a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

(b) decrease the option price of (i) any Incentive Stock Option to less than 100% of the Fair Market Value on the date of grant, or (ii) change the pricing terms of Section 10(a); or



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(c) change the employees or class of employees eligible to participate in the
Plan, or

(d) extend the maximum option period under Section 5(b) of the Plan.

The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

Subject to the above provisions, the Committee shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

SECTION 12. UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 13. GENERAL PROVISIONS

(a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee or Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations. and other requirements of the Exchange Act, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.



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(b) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)The adoption of the Plan shall not confer upon any employee of the Corporation any right to continued employment with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee specify at the time of grant.

(f) The reinvestment of dividends in additional Restricted Stock (or in other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

(g) The Committee shall all establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

(h) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.



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SECTION 14. EFFECTIVE DATE OF PLAN

The Plan was approved by a vote of the holders of a majority of the outstanding Common Stock on March 10, 1998.

SECTION 15. TERM OF PLAN

No Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Long-Term Performance Award shall be granted pursuant to the Plan on or
after the tenth anniversary of the date of stockholder approval      ,
but awards granted prior to such tenth anniversary may extend beyond that date.



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